INTERACTIVE BROKERS GROUP ANNOUNCES 1Q2022 RESULTS

— — —

GAAP DILUTED EPS OF $0.74, ADJUSTED1 EPS OF $0.82
GAAP NET REVENUES OF $645 MILLION, ADJUSTED NET REVENUES OF $692 MILLION

GREENWICH, CONN, April 19, 2022 — Interactive Brokers Group, Inc. (Nasdaq: IBKR), an automated global electronic broker, announced results for the quarter ended March 31, 2022.

Reported diluted earnings per share were $0.74 for the current quarter and $0.82 as adjusted. For the year-ago quarter, reported diluted earnings per share were $1.16 and $0.98 as adjusted.

Reported net revenues were $645 million for the current quarter and $692 million as adjusted. For the year-ago quarter, reported net revenues were $893 million and $796 million as adjusted.

Reported income before income taxes was $394 million for the current quarter and $441 million as adjusted. For the year-ago quarter, reported income before income taxes was $639 million and $542 million as adjusted.

Financial Highlights
(All comparisons are to the year-ago quarter.)

•
Commission revenue decreased 15% to $349 million on customer stock volume that dropped from an unusually active trading period last year, but was aided by higher customer options and futures trading volumes.

•	Net interest income decreased 8% to $282 million on a decline in securities lending activity, partially offset by gains on margin lending and segregated cash balances.

•
Other income decreased $159 million to a loss of $39 million. This decrease was mainly comprised of the non-recurrence of a $99 million gain related to our strategic investment in Up Fintech Holding Limited (“Tiger Brokers”), $29 million related to our U.S. government securities portfolio, and $16 million related to our currency diversification strategy.

•	Reported pretax profit margin was 61% for the current quarter and 64% as adjusted. For the year-ago quarter, reported pretax margin was 72% and 68% as adjusted.

•	Total equity of $10.5 billion.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on June 14, 2022, to shareholders of record as of June 1, 2022.

1 See the reconciliation of non-GAAP financial measures starting on page 9.

Business Highlights
(All comparisons are to the year-ago quarter.)

•	Customer accounts increased 36% to 1.81 million.
•	Customer equity grew 8% to $355.9 billion.
•	Total DARTs[2] decreased 24% to 2.52 million.
•	Cleared DARTs decreased 25% to 2.23 million.
•	Customer credits increased 9% to $92.5 billion.
•	Customer margin loans increased 14% to $48.2 billion.

Effects of Foreign Currency Diversification

In connection with our currency diversification strategy, we base our net worth in GLOBALs, a basket of 10 major currencies in which we hold our equity. In this quarter, our currency diversification strategy decreased our comprehensive earnings by $59 million, as the U.S. dollar value of the GLOBAL decreased by approximately 0.56%. The effects of the currency diversification strategy are reported as components of (1) Other Income (loss of $18 million) and (2) Other Comprehensive Income (loss of $41 million).

Conference Call Information:

Interactive Brokers Group, Inc. will hold a conference call with investors today, April 19, 2022, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the “Interactive Brokers Conference Call.” The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 150 markets in numerous countries and currencies, from a single unified platform to clients worldwide. We service individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation has enabled us to equip our clients with a uniquely sophisticated platform to manage their investment portfolios. We strive to provide our clients with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at low or no cost, positioning them to achieve superior returns on investments. For the fifth consecutive year, Barron’s ranked Interactive Brokers #1 with 5 out of 5 stars in its March 25, 2022, Best Online Brokers Review.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, investor-relations@ibkr.com or Media: Rob Garfield, media@ibkr.com.

2 Daily average revenue trades (DARTs) are based on customer orders.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2022	2021
	(in millions, except share and per share data)

Revenues:
Commissions	$349	$412
Other fees and services	53	56
Other income (loss)	(39)	120
Total non-interest income	363	588

Interest income	332	390
Interest expense	(50)	(85)
Total net interest income	282	305
Total net revenues	645	893

Non-interest expenses:
Execution, clearing and distribution fees	71	68
Employee compensation and benefits	111	97
Occupancy, depreciation and amortization	22	20
Communications	8	8
General and administrative	38	59
Customer bad debt	1	2
Total non-interest expenses	251	254

Income before income taxes	394	639
Income tax expense	28	53
Net income	366	586
Net income attributable to noncontrolling interests	293	479
Net income available for common stockholders	$73	$107

Earnings per share:
Basic	$0.74	$1.18
Diluted	$0.74	$1.16

Weighted average common shares outstanding:
Basic	98,226,147	90,789,321
Diluted	99,224,776	91,766,142

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2022	2021
	(in millions, except share and per share data)

Comprehensive income:
Net income available for common stockholders	$73	$107
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(10)	(17)
Income taxes related to items of other comprehensive income	-	-
Other comprehensive loss, net of tax	(10)	(17)
Comprehensive income available for common stockholders	$63	$90

Comprehensive earnings per share:
Basic	$0.65	$0.99
Diluted	$0.64	$0.98

Weighted average common shares outstanding:
Basic	98,226,147	90,789,321
Diluted	99,224,776	91,766,142

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$293	$479
Other comprehensive income - cumulative translation adjustment	(31)	(59)
Comprehensive income attributable to noncontrolling interests	$262	$420

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(UNAUDITED)

			March 31, 2022	December 31, 2021
			(in millions)

Assets
Cash and cash equivalents			$2,667	$2,395
Cash - segregated for regulatory purposes			24,581	22,888
Securities - segregated for regulatory purposes			24,350	15,121
Securities borrowed			4,445	3,912
Securities purchased under agreements to resell			6,268	4,380
Financial instruments owned, at fair value			577	673
Receivables from customers, net of allowance for credit losses			48,306	54,935
Receivables from brokers, dealers and clearing organizations			2,188	3,771
Other assets			1,041	1,038
Total assets			$114,423	$109,113

Liabilities and equity

Liabilities
Short-term borrowings			$11	$27
Securities loaned			11,379	11,769
Securities sold under agreements to repurchase			300	-
Financial instruments sold but not yet purchased, at fair value			190	182
Other payables:
Customers			91,097	85,634
Brokers, dealers and clearing organizations			230	557
Other payables			734	722
			92,061	86,913
Total liabilities			103,941	98,891

Equity
Stockholders' equity			2,456	2,395
Noncontrolling interests			8,026	7,827
Total equity			10,482	10,222
Total liabilities and equity			$114,423	$109,113

	March 31, 2022		December 31, 2021
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	98,280,127	23.5%	98,230,127	23.5%
Noncontrolling interests (IBG Holdings LLC)	319,880,492	76.5%	319,880,492	76.5%
Total IBG LLC membership interests	418,160,619	100.0%	418,110,619	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA
TRADE VOLUMES:
(in 000's, except %)
	Cleared		Non-Cleared						Avg. Trades
	Customer	%	Customer	%	Principal	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2019	302,289		26,346		17,136		345,771		1,380
2020	620,405	105%	56,834	116%	27,039	58%	704,278	104%	2,795
2021	871,319	40%	78,276	38%	32,621	21%	982,216	39%	3,905

1Q2021	273,985		24,079		8,418		306,482		5,024
1Q2022	212,818	(22%)	20,671	(14%)	9,225	10%	242,714	(21%)	3,915

4Q2021	207,457		19,961		8,001		235,419		3,707
1Q2022	212,818	3%	20,671	4%	9,225	15%	242,714	3%	3,915
CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2019	390,739		128,770		176,752,967
2020	624,035	60%	167,078	30%	338,513,068	92%
2021	887,849	42%	154,866	(7%)	771,273,709	128%

1Q2021	231,797		40,868		308,934,824
1Q2022	245,343	6%	53,570	31%	97,406,991	(68%)

4Q2021	244,349		41,997		117,410,095
1Q2022	245,343	0%	53,570	28%	97,406,991	(17%)

ALL CUSTOMERS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2019	349,287		126,363		167,826,490
2020	584,195	67%	164,555	30%	331,263,604	97%
2021	852,169	46%	152,787	(7%)	766,211,726	131%

1Q2021	221,898		40,361		306,165,385
1Q2022	234,790	6%	52,728	31%	95,990,985	(69%)

4Q2021	235,400		41,318		116,546,652
1Q2022	234,790	(0%)	52,728	28%	95,990,985	(18%)

CLEARED CUSTOMERS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2019	302,068		125,225		163,030,500
2020	518,965	72%	163,101	30%	320,376,365	97%
2021	773,284	49%	151,715	(7%)	752,720,070	135%

1Q2021	202,583		40,019		301,675,030
1Q2022	212,628	5%	52,264	31%	92,860,481	(69%)

4Q2021	213,143		41,096		113,441,967
1Q2022	212,628	(0%)	52,264	27%	92,860,481	(18%)

[1]	Includes options on futures.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED
PRINCIPAL TRANSACTIONS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2019	41,452		2,407		8,926,477
2020	39,840	(4%)	2,523	5%	7,249,464	(19%)
2021	35,680	(10%)	2,079	(18%)	5,061,983	(30%)

1Q2021	9,899		507		2,769,439
1Q2022	10,553	7%	842	66%	1,416,006	(49%)

4Q2021	8,949		679		863,443
1Q2022	10,553	18%	842	24%	1,416,006	64%

[1]	Includes options on futures.

CUSTOMER STATISTICS
Year over Year	1Q2022	1Q2021	% Change
Total Accounts (in thousands)	1,809	1,325	36%
Customer Equity (in billions)[1]	$355.9	$330.6	8%

Cleared DARTs (in thousands)	2,234	2,964	(25%)
Total Customer DARTs (in thousands)	2,522	3,308	(24%)

Cleared Customers
Commission per Cleared Commissionable Order[2]	$2.57	$2.31	11%
Cleared Avg. DARTs per Account (Annualized)	323	622	(48%)

Consecutive Quarters	1Q2022	4Q2021	% Change
Total Accounts (in thousands)	1,809	1,676	8%
Customer Equity (in billions)[1]	$355.9	$373.8	(5%)

Cleared DARTs (in thousands)	2,234	2,162	3%
Total Customer DARTs (in thousands)	2,522	2,436	4%

Cleared Customers
Commission per Cleared Commissionable Order[2]	$2.57	$2.38	8%
Cleared Avg. DARTs per Account (Annualized)	323	339	(5%)

[1]	Excludes non-customers.

[2]	Commissionable Order - a customer order that generates commissions.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
NET INTEREST MARGIN
(UNAUDITED)
	Three Months
	Ended March 31,
	2022	2021
	(in millions)
Average interest-earning assets
Segregated cash and securities	$43,287	$46,726
Customer margin loans	47,141	39,964
Securities borrowed	3,467	5,108
Other interest-earning assets	8,211	5,416
FDIC sweeps[1]	2,219	2,817
	$104,325	$100,031

Average interest-bearing liabilities
Customer credit balances	$84,394	$77,887
Securities loaned	11,089	11,117
Other interest-bearing liabilities	12	138
	$95,495	$89,142

Net interest income
Segregated cash and securities, net	$7	$2
Customer margin loans[2]	149	117
Securities borrowed and loaned, net	110	175
Customer credit balances, net[2]	9	9
Other net interest income1/3	8	9
Net interest income[3]	$283	$312

Net interest margin ("NIM")	1.10%	1.26%

Annualized yields
Segregated cash and securities	0.07%	0.02%
Customer margin loans	1.28%	1.19%
Customer credit balances	-0.04%	-0.05%

[1]
Represents the average amount of customer cash swept into FDIC-insured banks as part of our Insured Bank Deposit Sweep Program. This item is not recorded in the Company's consolidated statements of financial condition. Income derived from program deposits is reported in other net interest income in the table above.

[2]
Interest income and interest expense on customer margin loans and customer credit balances, respectively, are calculated on daily cash balances within each customer’s account on a net basis, which may result in an offset of balances across multiple account segments (e.g., between securities and commodities segments).

[3]
Includes income from financial instruments that has the same characteristics as interest, but is reported in other fees and services and other income in the Company’s consolidated statements of comprehensive income. For the three months ended March 31, 2022 and 2021, $1 million and $8 million were reported in other fees and services, respectively. For the three months ended March 31, 2022 and 2021, $0 million and -$1 million were reported in other income, respectively.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
	Three Months
	Ended March 31,
	2022	2021
	(in millions)

Adjusted net revenues[1]
Net revenues - GAAP	$645	$893

Non-GAAP adjustments
Currency diversification strategy, net	18	2
Mark-to-market on investments[2]	29	(99)
Total non-GAAP adjustments	47	(97)
Adjusted net revenues	$692	$796

Adjusted income before income taxes[1]
Income before income taxes - GAAP	$394	$639

Non-GAAP adjustments
Currency diversification strategy, net	18	2
Mark-to-market on investments[2]	29	(99)
Total non-GAAP adjustments	47	(97)
Adjusted income before income taxes	$441	$542

Adjusted pre-tax profit margin	64%	68%

	Three Months
	Ended March 31,
	2022	2021
	(in millions)
Adjusted net income available for common stockholders[1]
Net income available for common stockholders - GAAP	$73	$107

Non-GAAP adjustments
Currency diversification strategy, net	4	0
Mark-to-market on investments[2]	7	(22)
Income tax effect of above adjustments[3]	(2)	4
Total non-GAAP adjustments	9	(17)
Adjusted net income available for common stockholders	$82	$90
Note: Amounts may not add due to rounding.
	Three Months
	Ended March 31,
	2022	2021
	(in dollars)
Adjusted diluted EPS[1]
Diluted EPS - GAAP	$0.74	$1.16

Non-GAAP adjustments
Currency diversification strategy, net	0.04	0.00
Mark-to-market on investments[2]	0.07	(0.24)
Income tax effect of above adjustments[3]	(0.02)	0.05
Total non-GAAP adjustments	0.09	(0.19)
Adjusted diluted EPS	$0.82	$0.98

Diluted weighted average common shares outstanding	99,224,776	91,766,142
Note: Amounts may not add due to rounding.

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.
1 Adjusted net revenues, adjusted income before income taxes, adjusted net income available for common stockholders and adjusted diluted earnings per share (“EPS”) are non-GAAP financial measures as defined by SEC Regulation G.
•	We define adjusted net revenues as net revenues adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments[2].
•
We define adjusted income before income taxes as income before income taxes adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments.

•
We define adjusted net income available to common stockholders as net income available for common stockholders adjusted to remove the after-tax effects attributable to IBG, Inc. of our currency diversification strategy and our mark-to-market gains (losses) on investments.

Management believes these non-GAAP items are important measures of our financial performance because they exclude certain items that may not be indicative of our core operating results and business outlook and may be useful to investors and analysts in evaluating the operating performance of the business and facilitating a meaningful comparison of our results in the current period to those in prior and future periods. Our currency diversification strategy and our mark-to-market on investments are excluded because management does not believe they are indicative of our underlying core business performance. Adjusted net revenues, adjusted income before income taxes, adjusted net income available to common stockholders and adjusted diluted EPS should be considered in addition to, rather than as a substitute for, GAAP net revenues, income before income taxes, net income attributable to common stockholders and diluted EPS.
2 Mark-to-market on investments represents the net mark-to-market gains (losses) on our U.S. government securities portfolio, which are typically held to maturity, investments in equity securities that do not qualify for equity method accounting which are measured at fair value, and certain other investments, including equity securities taken over by the Company from customers related to losses on margin loans.
3 The income tax effect is estimated using the corporate income tax rates applicable to the Company.